UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

DIAMOND HILL FUNDS
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Diamond Hill Funds
325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held November 5, 2012

The Board of Trustees of Diamond Hill Funds, an open-end management investment company organized as an Ohio business trust (the "Trust"), has called a special meeting of the shareholders of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Research Opportunities Fund, Diamond Hill Financial Long-Short Fund and Diamond Hill Strategic Income Fund, each a series ("Fund") of the Trust, to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on November 5, 2012 at 10:00 a.m., Eastern Time, for the following purposes:

Proposals		Funds Voting	Recommendation of the Board of Trustees
1.	To elect Elizabeth P. Kessler, Thomas E. Line, D'Ray Moore Rice, George A. Skestos, and Peter E. Sundman to the Board of Trustees of the Trust.	All Funds	FOR

2.	To approve the reclassification of the Diamond Hill Select Fund from a diversified fund to a non-diversified fund.	Select Fund	FOR

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All Funds	FOR

Only shareholders of record at the close of business on September 6, 2012 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about September 17, 2012.

By Order of the Board of Trustees

James Laird, President

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 877-536-1556 .

Diamond Hill Funds

325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 5, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of Diamond Hill Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the Trust's offices, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on November 5, 2012 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Trust is soliciting proxies on behalf of the following series (each a "Fund" and collectively, the "Funds") of the Trust:

Diamond Hill Small Cap Fund	Diamond Hill Long-Short Fund
Diamond Hill Small-Mid Cap Fund	Diamond Hill Research Opportunities Fund
Diamond Hill Large Cap Fund	Diamond Hill Financial Long-Short Fund
Diamond Hill Select Fund	Diamond Hill Strategic Income Fund

The Board called the Meeting for the following purposes:

Proposals		Funds Voting
1.	To elect five Trustees to the Board of Trustees of Diamond Hill Funds	All Funds

2.	To approve the reclassification of the Diamond Hill Select Fund from a diversified fund to a non-diversified fund.	Select Fund

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All Funds

The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about September 17, 2012.

The Meeting has been called by the Board of Trustees of the Trust for the election of five Trustees to the Board of Trustees and to consider the reclassification of the Diamond Hill Select Fund from a diversified fund to a non-diversified fund. The Meeting also has been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof. Only shareholders of record at the close of business on September 6, 2012 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Each Fund is managed by Diamond Hill

Capital Management, Inc. (the "Adviser"), 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at www.proxyonline.us and copies of the Trust's most recent annual and semi-annual reports to shareholders are available at www.diamond-hill.com. The Trust's annual and semi-annual reports are also available by calling 888-226-5595 .

PROPOSAL 1

ELECTION OF TRUSTEES

In this proposal, shareholders of the Funds are being asked to elect Elizabeth P. Kessler, Thomas E. Line, D'Ray Moore Rice, George A. Skestos, and Peter E. Sundman (each a "Nominee," together the "Nominees") to the Board of Trustees of the Trust. Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

Ms.Kessler, Mr.Line and Mr.Skestos are incumbent Trustees, having been elected to their positions by shareholders on November 7, 2005. Ms. Rice also is an incumbent trustee, having been appointed to that position by the Board on August 16, 2007. The Investment Company Act of 1940, as amended, (the "1940 Act") requires at least two-thirds of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. To facilitate future compliance with this requirement, the Board of Trustees now proposes to have shareholders elect Ms.Kessler, Mr.Line, Ms.Rice and Mr.Skestos to their current positions.

Mr. Sundman was nominated for election to the Board by the Nominating and Governance Committee (the "Committee") of the Board of Trustees. The Committee consists of the four incumbent Trustees, each of whom is not an "interested person" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as "Independent Trustees"). An officer of the Adviser and the Trust recommended Mr. Sundman's nomination to the Board of Trustees.

The Committee at a meeting held on June 11, 2012, recommended to the Board that Mr. Sundman be nominated to the Board of Trustees. The Board approved the nomination at a meeting held on August 21, 2012. If elected, Ms. Kessler, Mr. Line, Ms. Rice, Mr. Skestos and Mr. Sundman will be considered Independent Trustees. Even if shareholders do not elect Ms. Kessler, Mr. Line, Mr. Skestos and Ms. Rice, they will continue to serve in their current capacities pursuant to their election or appointment to the Board. If elected, Mr. Sundman will assume office on or about November 15, 2012.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experiences of the Nominees makes each highly qualified.

The Board believes that, in light of the Trust's business and structure, each Nominee possesses experiences, qualifications, and skills valuable to the Funds. Each Nominee has substantial business experience, effective leadership skills and ability to critically review, evaluate and assess information.

New Trustee Nominee

The Board believes that Mr. Sundman is qualified to serve as a Trustee of the Trust because of his more than 25 years' experience in the investment management industry and his extensive mutual fund experience, including his 10 year service as the Chairman of the Neuberger Berman Funds. The Trustees note that during the course of his career, Mr. Sundman has served as President of Neuberger Berman Management, Managing Director of Lehman Brothers, Co-Head of Lehman Brothers Institutional Asset Management and Chief Executive Officer of ClearBridge Advisors, LLC, a registered investment adviser. The Board also noted that Mr. Sundman exhibits excellent communications skills, as well as an ability to work effectively with others. Finally, the Board determined that Mr. Sundman would bring a diversity of viewpoint, background and experience to the Board.

Additional information about Mr. Sundman is set forth in the following table:

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Nominee	Other Trusteeships Held by the Nominee for Trustee During the Past 5 Years
Peter E. Sundman Year of Birth: 1959	Trustee	NA	Chief Executive Officer, ClearBridge Advisors, LLC, 2009-2011; Chairman and Chief Executive Officer, Neuberger Berman Funds, 1988-2008; President, Neuberger Berman Management, 1988-2008.	NA	Neuberger Berman Funds, March 1999 to December 2008

1  The mailing address of each officer, Trustee and Nominee is: c/o Diamond Hill Funds, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

Incumbent Independent Trustee Nominees

Thomas E. Line has over 20 years of experience in the financial services industry, six of which were as a senior officer of mutual fund servicing companies where his duties included general oversight of mutual fund operations. Mr. Line currently serves as the Chief Operating Officer of an investment banking company. Previously, he served as the Chief Financial Officer of a commercial mortgage and investment banking company. Mr. Line also has seven years' experience in public accounting, where he primarily focused on auditing of financial services companies, including mutual funds and investment management clients.

Elizabeth P. Kessler has over 15 years of experience as an attorney at an international law firm, with a focus on product liability litigation. Ms. Kessler's duties include serving as Partner in Charge of one of the firm's offices. She has substantial experience practicing law and advising clients with respect to liability issues.

D'Ray Moore Rice has worked for a major service provider to investment managers and mutual funds for over 10 years, including serving as Senior Vice President for European Relationship Management. Ms. Rice's experience also includes serving as an Independent Trustee for other mutual funds, as well as 10 years of experience in banking and financial services, including retail investment sales and sales management.

George A. Skestos has over 20 years of experience in the financial services industry and currently serves as the managing member of a private capital investment firm. Mr. Skestos has also served as President of a real estate development company and has extensive business and investment experience.

The following table provides additional information regarding the incumbent trustees and the officers of the Trust.

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Partner in Charge, Columbus Ohio Office, Jones Day January 2009 to present; Partner, Jones Day, January 2003 to January 2009.	8	None

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
Thomas E. Line Year of Birth: 1967	Chairman Trustee	Since November 2005	Chief Operating Officer, Lancaster Pollard & Company, January 2012 to present; Managing Director and Chief Financial Officer, Red Capital Group, October 2005 to January 2012 Vice President and Treasurer, Red Capital Group, September 2004 to September 2005 President, Focused Financial Consulting, Inc., March 2002 to September 2004 Chief Operating Officer, Meeder Financial, Inc. (parent of investment adviser and mutual fund servicing companies), June 1998 to March 2002.	8	None

D'Ray Moore Rice Year of Birth: 1959	Trustee	Since August 2007	Retired, Community Volunteer November 2001 to present; Independent Trustee of American Performance Funds October 2003–October 2007.	8	Advisers Investment Trust, July 2011 to present; American Performance Funds, October 2003–October 2007

George A. Skestos Year of Birth: 1968	Trustee	Since August 2000	Managing Member, Arcadia Holdings, LLC (private investment banking firm), May 2001 until present; President of Homewood Corporation, a real estate development firm, September 1999 to May 2001.	8	None

1  The mailing address of each Trustee is: c/o Diamond Hill Funds, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

Trust Officers

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
James F. Laird Year of birth: 1957	President	Since December 2001	Chief Financial Officer of Diamond Hill Investment Group, Inc. since December 2001; President of Diamond Hill Securities, Columbus, Ohio, since July 2001; Vice President-Corporate Strategy with Nationwide Insurance from January 2001 to July 2001; Senior Vice President-Product Development with Villanova Capital from February 1999 through December 2000; Vice President and General Manager with Nationwide Advisory Services from January 1995 through February 1999 and Treasurer with Nationwide Mutual Funds from January 1995 through December 2000.	NA	None

Gary R. Young Year of birth: 1969	Secretary Chief Administrative Officer	Since May 2004 Since October 2010	Controller of Diamond Hill Investment Group, Inc. since April 2004; Chief Compliance Officer of Diamond Hill Capital Management Inc., since October 2010; Director of Mutual Fund Administration with Banc One Investment Advisors from October 1998 through April 2004; Vice President and Manager of Mutual Fund Accounting and Financial Reporting with First Chicago NBD from January 1996 through October 1998.	NA	None

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
Karen R. Colvin Year of birth: 1966	Vice President	Since November 2011	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present; Assistant Vice President, Nationwide Financial Services, Inc., September 2000 to June 2009.	NA	None

Trent M. Statczar Year of birth: 1971	Treasurer	Since October 2010	Director, Beacon Hill Fund Services, Inc. 2008 to present; Senior Vice President Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.) from 1993 to 2008.	NA	None

George L. Stevens, Jr. Year of birth: 1951	Chief Compliance Officer	Since October 2010	Director and Mutual Fund CCO, Beacon Hill Fund Services, Inc. 2008 to present; Vice President Citi Fund Services Ohio, Inc. from 1996 to 2008.	NA	None

1  The mailing address of each officer is: c/o Diamond Hill Funds, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

Each of the Nominees who are incumbent trustees own shares of the Trust. The following table shows the dollar range of the shares beneficially owned by each Nominee as of June 30, 2012.

Dollar Range of Equity Securities in the Trust.[1,2]
Name of Trustee or Nominee	Diamond Hill Small Cap Fund	Diamond Hill Small- Mid Cap Fund	Diamond Hill Long Short Fund	Diamond Hill Research Opportunities Fund	Diamond Hill Strategic Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustee or Nominee in Family of Investment Companies
Elizabeth P. Kessler	Over $100,000	None	None	None	None	Over $100,000
Thomas E. Line, Chairman	$50,001- $100,000	$1- $10,000	$100,000	$1-$10,000	None	Over $100,000
D'Ray Moore Rice	None	None	Over $100,000	None	$50,001- $100,000	Over $100,000
George A. Skestos	None	None	Over $100,000	None	None	Over $100,000
Peter E. Sundman	None	None	None	None	None	None

1  Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

2  None of the Trustees owned shares of the Large Cap Fund, Select Fund or Financial Long-Short Fund.

Trustee Compensation

The Trust has a policy requiring that all Trustee compensation must be reinvested in the Funds and remain invested for a Trustee's entire term in office. The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended December 31, 2011.

Name and Position	Aggregate Compensation from the Funds for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustees by the Funds for Service to Trust and Trust Complex
Elizabeth P. Kessler	$31,500	None	None	$31,500

Thomas E. Line, Chairman	$49,000	None	None	$49,000

D'Ray Moore Rice	$41,000	None	None	$41,000

George A. Skestos	$40,000	None	None	$40,000

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. All of the Trustees on the Board, including the Chairman, are independent of and not affiliated with the Adviser or its affiliates. The same Trustees serve all eight Funds and have delegated responsibility for day-to day-operations to various service providers whose activities they oversee. The Trustees also have engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. Each Trustee is expected to attend all meetings of the Board in-person. The Board met five times in the last fiscal year. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Funds' Chief Compliance Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. Consistent with the Trust's governing principles, each Trustee is a significant owner with other shareholders (see table set forth above), which is designed to align their interests with those of shareholders. The Board has determined that the leadership and committee structure is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole, as well as issues that are unique to each Fund.

Board Oversight of Risk

The Funds are subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board's general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers, subject to supervision by the Adviser and the Trust's administrator. The Board oversees efforts by management and service providers to manage the risk to which the Funds may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the Chief Compliance Officer of the Board and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust's Treasurer and receives regular reports regarding Fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Funds. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Funds are exposed, enabling a dialogue about how management and service providers can mitigate those risks. Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a

Fund's goals. As a result of the foregoing and other factors, a Fund's ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Funds, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Funds.

Board Committees

The Board has two standing committees: an Audit Committee and a Nominating and Governance Committee. All Independent Trustees, that is, the entire Board, are members of these Committees.

The Audit Committee's function is to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. The Audit Committee held two regularly scheduled meetings during the fiscal year ended December 31, 2011. The Board has designated Mr. Line an "Audit Committee financial expert."

Pursuant to its charter, the Nominating and Governance Committee reviews the qualifications of potential Trustee candidates and makes recommendations to the full Board. In the evaluation process, the Committee and the Board take into account a variety of factors, including senior-level business, management or regulatory experience; character and integrity; financial literacy or other professional or business experience relevant to an understanding of the Trust and its business and diversity of viewpoints, backgrounds, experiences and other demographics. Age, gender, race and national origin are relevant, but not determining, factors considered by the Committee. The Nominating and Governance Committee also considers the current composition of the Board and the interplay of a candidate's individual experiences, lifestyle, education, skills, economic circumstances, background and other qualities and attributes with those of the other Board members. The Trust accepts trustee nominations from shareholders as discussed in "Shareholder Proposals" in this Proxy Statement.

In addition to the duties listed above, the Nominating and Governance Committee also reviews committee assignments at least annually, periodically reviews Board governance procedures, periodically reviews trustee compensation, and reviews as necessary the responsibilities of any committees of the Board. The Nominating and Governance Committee held one regularly scheduled meeting during the fiscal year ended December 31, 2011.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote "FOR" the election of the Nominees to the Board of Trustees.

PROPOSAL 2

TO APPROVE THE RECLASSIFICATION OF THE DIAMOND HILL SELECT FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND.

The Adviser has recommended to the Board of Trustees that the Diamond Hill Select Fund be reclassified as a "non-diversified fund". The 1940 Act requires that shareholders approve any reclassification of a fund from "diversified" to non-diversified.

The 1940 Act requires each investment company to recite in its registration statement its status as either a diversified or a non-diversified fund. If an investment company is diversified, Section 5(b)(1) of the 1940 Act provides that it may not purchase the securities of any one issuer if, at the time of purchase, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. These limitations apply to 75% of a diversified fund's total assets; up to 25% of a fund's total assets may be invested without regard to these restrictions. Securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies are not subject to the 5% limitation.1 The Trust has declared the Diamond Hill Select Fund to be a diversified fund.

Any fund that does not qualify as a diversified fund is deemed to be non-diversified. While the 1940 Act does not limit the amount of investments a non-diversified fund may make in a single issuer, the Internal Revenue Service (IRS) has adopted limitations similar to those of the 1940 Act, although the IRS rules are applied to a smaller percentage of a fund's assets. Under the IRS rules, no mutual fund, whether diversified or non-diversified, may invest more than 5% of its total assets in the securities of a single issuer, nor may a fund own or hold more than 10% of the outstanding voting securities of that issuer. These limitations apply to 50% of a fund's total assets. Up to 25% of the value of a fund's total assets may, under IRS rules, be invested in the securities of a single issuer, or of two or more companies controlled by the mutual fund and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund intends to continue to comply with these IRS rules.

1  However, investments in other investment companies are subject to other limits under the 1940 Act.

Under normal market conditions, the Diamond Hill Select Fund invests its assets in the equity securities of 30 to 40 select U.S. companies that the Adviser believes are undervalued. Approval of the proposal will give the Adviser more flexibility in managing the Fund because a non-diversified fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund, may invest in fewer securities at any one time than a diversified fund and can take a more focused approach to asset allocation. Thus, the Fund may have fewer holdings than a diversified fund. The Adviser believes additional advantages of non-diversification include:

•  Flexibility and Opportunity. The adviser to a non-diversified fund may limit the fund's investments to a smaller number of good ideas, allowing the adviser to potentially avoid overvalued securities and concentrate on a few reasonably priced companies.

•  Control Risk. Non-diversification allows the adviser to focus resources, knowledge and experience on its best investment selections.

•  Enhance Performance. Non-diversification has the potential to enhance a fund's returns because the fund can invest a greater percentage of its assets in securities that the adviser believes will outperform the market, which can have a meaningful impact on the fund's return.

•  Avoid Problem Sectors. Because a non-diversified fund can limit its investments to a small number of companies and industry sectors, the fund can more easily avoid investing in underperforming sectors.

•  No Distractions. A non-diversified fund is not distracted by the need to fit a style box, "round out" its investment portfolio, or track a securities index.

The risk with non-diversification is that adverse news from just one or two companies in a particular industry can hurt the prices of all stocks in that industry. A decline in the value of those investments can cause a fund's overall value to decline to a greater degree than if the fund held a more diversified portfolio. In addition, changes in the value of a single security may have a more significant effect, either negative or positive, on the fund's net asset value (NAV). As a result, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems during a period of high volatility. Lack of broad diversification also may cause a non-diversified fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

The Adviser attempts to address these risks by typically investing no more than 30% of the Fund's assets in companies in single industry sector. In addition, while approval of the proposal will provide the Adviser with additional flexibility, the Fund's principal investment strategy is not expected to change. The Fund will continue to invest in approximately 30 to 40 companies and will continue to be subject to the IRS limitations discussed above.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Fund vote "FOR" the reclassification of the Diamond Hill Select Fund as a non-diversified fund.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a series of Diamond Hill Funds, an open-end investment management company organized as an Ohio business trust on January 14, 1997. The Trust's principal executive offices are located at 325 John H. McConnell Boulevard, Suite 200, Columbus, OH 43215. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust currently retains Diamond Hill Capital Management, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, OH 43215, as the Trust's investment adviser, administrator and transfer agent. Citi Fund Services Ohio, Inc. ("Citi"), 3435 Stelzer Road, Columbus, Ohio 43219, provides sub-transfer agency and fund accounting services and Citibank N.A., 388 Greenwich Street, New York, NY 10013, is the Trust's custodian. BHIL Distributors, Inc., 4041 N. High Street, Suite 402, Columbus, Ohio 43214, an affiliate of the Adviser, is the Trust's principal underwriter.

THE PROXY

The Board of Trustees is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Nominees and approval of the reclassification of the Diamond Hill Select Fund, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Special Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Fund were issued and outstanding:

Name of Fund	Shares Outstanding
Diamond Hill Small Cap Fund	32,476,926.303
Diamond Hill Small Mid Cap Fund	7,631,706.977
Diamond Hill Large Cap Fund	98,404,628.691
Diamond Hill Select Fund	4,838,487.122
Diamond Hill Long-Short Fund	120,156,805.126
Diamond Hill Research Opportunities Fund	1,549,819.996
Diamond Hill Financial Long-Short Fund	925,109.758
Diamond Hill Strategic Income Fund	15,895,322.986

Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of a Fund entitled to vote is necessary to constitute a quorum at the Meeting.

Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. Approval of Proposal 2 requires the affirmative vote of "majority of the outstanding voting securities" of the Diamond Hill Select Fund. The 1940 Act defines "majority of the outstanding voting securities" to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Diamond Hill Select Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. This means that Proposal 2 may be approved by less than a majority of the outstanding shares of the Diamond Hill Select Fund, provided a quorum is present at the Meeting.

Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE does not consider the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholders' rights or privileges. Consequently, brokers holding shares of the Funds on behalf of clients may vote on Proposals 1 and 2 absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum and votes against a proposal. Because Directors are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1. However, broker non-votes and abstentions will have the same effect as a vote against Proposal 2.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Special Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

Name of Fund	Name and Address of Beneficial Owner	Nature of Ownership	Percentage of Outstanding Shares of the Fund
Diamond Hill Small Cap Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104	Record	16.30%

Diamond Hill Small Cap Fund	First Clearing, LLC One North Jefferson Avenue Mail Code: H0004-095 St. Louis MO 63103	Record	5.90%

Diamond Hill Small Cap Fund	National Financial Services LLC 200 Liberty St 5th Floor One World Center New York NY 10281	Record	19.21%

Diamond Hill Small-Mid Cap Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104	Record	23.54%

Diamond Hill Small-Mid Cap Fund	First Clearing, LLC One North Jefferson Avenue Mail Code: H0004-095 St. Louis MO 63103	Record	5.17%

Diamond Hill Small-Mid Cap Fund	National Financial Services LLC 200 Liberty St 5th Floor One World Center New York NY 10281	Record	12.53%

Diamond Hill Small-Mid Cap Fund	Stifel, Nicolaus & Company, Incorporated One Financial Plaza 501 N Broadway Saint Louis MO 63102	Record	8.29%

Diamond Hill Small-Mid Cap Fund	Wells Fargo Bank NA FBO Omnibus Account Reinv Reinv XXXXX PO Box 1533 Minneapolis MN 55480	Record	6.29%

Diamond Hill Small-Mid Cap Fund	SEI Private Trust Company C O Christiana Bank Trust ID427 One Freedom Valley Drive Oaks PA 19456	Record	12.07%

Diamond Hill Small-Mid Cap Fund	Linercourse & Co As Custodian 1200 Crown Colony Dr For Hallmark Health Pension Plan Quincy MA 02169	Record	7.14%

Name of Fund	Name and Address of Beneficial Owner	Nature of Ownership	Percentage of Outstanding Shares of the Fund
Diamond Hill Large Cap Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104	Record	13.56%

Diamond Hill Large Cap Fund	First Clearing, LLC One North Jefferson Avenue Mail Code: H0004-095 St. Louis MO 63103	Record	8.66%

Diamond Hill Large Cap Fund	National Financial Services LLC 200 Liberty St 5th Floor One World Center New York NY 10281	Record	15.77%

Diamond Hill Large Cap Fund	Vanguard Fiduciary Trust Company FBO 401 K Clients Attn Investment Services PO Box 2600 VML23 Valley Forge PA 194822600	Record	8.69%

Diamond Hill Select Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104	Record	15.80%

Diamond Hill Select Fund	First Clearing, LLC One North Jefferson Avenue Mail Code: H0004-095 St. Louis MO 63103	Record	8.16%

Diamond Hill Select Fund	National Financial Services LLC 200 Liberty St 5th Floor One World Center New York NY 10281	Record	28.77%

Diamond Hill Select Fund	Stifel, Nicolaus & Company, Incorporated One Financial Plaza 501 N Broadway Saint Louis MO 63102	Record	11.91%

Diamond Hill Select Fund	MAC CO A C BPHF3006002 Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230	Record	5.29%

Diamond Hill Select Fund	SEI Private Trust Company C O Christiana Bank Trust ID427 One Freedom Valley Drive Oaks PA 19456	Record	9.74%

Diamond Hill Long-Short Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104	Record	7.73%

Name of Fund	Name and Address of Beneficial Owner	Nature of Ownership	Percentage of Outstanding Shares of the Fund
Diamond Hill Long-Short Fund	Wells Fargo Bank NA FBO Omnibus Account Reinv Reinv XXXXX PO Box 1533 Minneapolis MN 55480	Record	34.74%

Diamond Hill Long-Short Fund	SEI Private Trust Company C O Christiana Bank Trust ID427 One Freedom Valley Drive Oaks PA 19456	Record	5.20%

Diamond Hill Research Opportunities Fund	Diamond Hill Capital Management Inc 325 John H Mcconnell Blvd St Suite 200 Attn Gary Young Columbus OH 43215	Record	37.46%

Diamond Hill Research Opportunities Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104	Record	40.56%

Diamond Hill Research Opportunities Fund	Stifel, Nicolaus & Company, Incorporated One Financial Plaza 501 N Broadway Saint Louis MO 63102	Record	6.78%

Diamond Hill Research Opportunities Fund	Donald Shackelford Thekla Shackelford Donald And Thekla Shackelford Tenancy By The Entirety Trust 02/26/2010 21 E State St Ste 1400 Columbus OH 43215	Record	5.57%

Diamond Hill Financial Long-Short Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104	Record	13.95%

Diamond Hill Financial Long-Short Fund	First Clearing, LLC One North Jefferson Avenue Mail Code: H0004-095 St. Louis MO 63103	Record	9.73%

Diamond Hill Financial Long-Short Fund	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr East Jacksonville FL 32246	Record	24.78%

Diamond Hill Financial Long-Short Fund	National Financial Services LLC 200 Liberty St 5th Floor One World Center New York NY 10281	Record	13.91%

Diamond Hill Financial Long-Short Fund	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399	Record	5.52%

Name of Fund	Name and Address of Beneficial Owner	Nature of Ownership	Percentage of Outstanding Shares of the Fund
Diamond Hill Strategic Income Fund - A	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104	Record	24.75%

Diamond Hill Strategic Income Fund - I	First Clearing, LLC One North Jefferson Avenue Mail Code: H0004-095 St. Louis MO 63103	Record	11.12%

Diamond Hill Strategic Income Fund - A	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr East Jacksonville FL 32246	Record	11.71%

Diamond Hill Strategic Income Fund - A	National Financial Services LLC 200 Liberty St 5th Floor One World Center New York NY 10281	Record	7.01%

Diamond Hill Strategic Income Fund - A	Stifel, Nicolaus & Company, Incorporated One Financial Plaza 501 N Broadway Saint Louis MO 63102	Record	20.05%

Shareholders owning more than 25% of the shares of a Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Trust, there were no Trustees, Nominees or officers of the Trust who were the owners of more than 1% of the outstanding shares of a Fund on the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Special Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Gary Young, Secretary, 325 John H.

McConnell Boulevard, Suite 200, Columbus, Ohio 43215. Because the Trust has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this proxy solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the meeting will be borne by the Trust's administrator. In addition to solicitation by mail, solicitations also may be made by email, facsimile transmission ("fax") or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees, and fiduciaries forward proxy materials to the beneficial owners of the shares of record. The Trust's administrator may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition officers and employees of the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, fax, email and personal interviews. The Trust has engaged AST Fund Solutions to solicit proxies from brokers, banks, institutional holders and individual shareholders at an anticipated cost of $18,000, including out of pocket expenses, which will be borne by the Trust's administrator. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

The Trust's Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, pursuant to the Trust's "Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust," a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds in which the shareholder owns shares; and (d) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary,

Diamond Hill Funds, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee's or Board's next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust's operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

DELIVERY OF VOTING INSTRUCTIONS

If you and another contract owner share the same address, the Trust may only send one Proxy Statement unless you or the contract owner(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at 888-226-5595 , or write the Trust at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available at www.proxyonline.us.

BY ORDER OF THE BOARD OF TRUSTEES

JAMES LAIRD
President

Dated September 17, 2012

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 877-536-1556 .

PROXY CARD

DIAMOND HILL FUNDS
DIAMOND HILL SMALL CAP FUND
PROXY IN CONNECTION WITH THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 5, 2012

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gray Young and Karen Colvin proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Diamond Hill Funds (the “Trust”) to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on November 5, 2012 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest (“Shares”) on the proposals set forth on the reverse regarding: (i) the election of five trustees to the Board of Trustees and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature	Date

Joint Owner Signature	Date

Title if a corporation, partnership or other entity

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us.  You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

DIAMOND HILL FUNDS

QUESTIONS ABOUT THIS PROXY?  Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1556. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.  We have retained AST Fund Solutions to assist our shareholders in the voting process.  If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please refer to the Proxy Statement for a discussion of the Proposal.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

The Trust’s Board of Trustees recommends a vote “FOR” the proposal.

PROPOSAL:

1)       Election of Trustees:

NOMINEES:	FOR	WITHHOLD

(01) Elizabeth P. Kessler	☐	☐

(02) Thomas E. Line	☐	☐

(03) D’Ray Moore Rice	☐	☐

(04) George A. Skestos	☐	☐

(05) Peter E. Sundman	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.  WE URGE YOU TO VOTE PROMPTLY.

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated. Thank you for voting.

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD

DIAMOND HILL FUNDS
DIAMOND HILL SMALL-MID CAP FUND
PROXY IN CONNECTION WITH THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 5, 2012

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gray Young and Karen Colvin proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Diamond Hill Funds (the “Trust”) to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on November 5, 2012 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest (“Shares”) on the proposals set forth on the reverse regarding: (i) the election of five trustees to the Board of Trustees and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature	Date

Joint Owner Signature	Date

Title if a corporation, partnership or other entity

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us.  You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

DIAMOND HILL FUNDS

QUESTIONS ABOUT THIS PROXY?  Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1556. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.  We have retained AST Fund Solutions to assist our shareholders in the voting process.  If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please refer to the Proxy Statement for a discussion of the Proposal.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ☒

The Trust’s Board of Trustees recommends a vote “FOR” the proposal.

PROPOSAL:

1)     Election of Trustees:

NOMINEES:	FOR	WITHHOLD

(01) Elizabeth P. Kessler	☐	☐

(02) Thomas E. Line	☐	☐

(03) D’Ray Moore Rice	☐	☐

(04) George A. Skestos	☐	☐

(05) Peter E. Sundman	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.  WE URGE YOU TO VOTE PROMPTLY.

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated. Thank you for voting.

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD

DIAMOND HILL FUNDS
DIAMOND HILL LARGE CAP FUND
PROXY IN CONNECTION WITH THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 5, 2012

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gray Young and Karen Colvin proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Diamond Hill Funds (the “Trust”) to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on November 5, 2012 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest (“Shares”) on the proposals set forth on the reverse regarding: (i) the election of five trustees to the Board of Trustees and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature	Date

Joint Owner Signature	Date

Title if a corporation, partnership or other entity

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us.  You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

DIAMOND HILL FUNDS

QUESTIONS ABOUT THIS PROXY?  Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1556. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.  We have retained AST Fund Solutions to assist our shareholders in the voting process.  If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please refer to the Proxy Statement for a discussion of the Proposal.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ☒

The Trust’s Board of Trustees recommends a vote “FOR” the proposal.

PROPOSAL:

1)     Election of Trustees:

NOMINEES:	FOR	WITHHOLD

(01) Elizabeth P. Kessler	☐	☐

(02) Thomas E. Line	☐	☐

(03) D’Ray Moore Rice	☐	☐

(04) George A. Skestos	☐	☐

(05) Peter E. Sundman	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.  WE URGE YOU TO VOTE PROMPTLY.

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated. Thank you for voting.

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD

DIAMOND HILL FUNDS
DIAMOND HILL SELECT FUND
PROXY IN CONNECTION WITH THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 5, 2012

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gray Young and Karen Colvin proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Diamond Hill Funds (the "Trust") to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on November 5, 2012 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest ("Shares") on the proposals set forth on the reverse regarding: (i) the election of five trustees to the Board of Trustees,(ii) the approval of the reclassification of the Diamond Hill Select Fund from a diversified fund to a non-diversified fund, and (iii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature	Date

Joint Owner Signature	Date

Title if a corporation, partnership or other entity

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us.  You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

DIAMOND HILL FUNDS

QUESTIONS ABOUT THIS PROXY?  Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1556. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.  We have retained AST Fund Solutions to assist our shareholders in the voting process.  If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please refer to the Proxy Statement for a discussion of the Proposals.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ☒

The Trust’s Board of Trustees recommends a vote “FOR” all proposals.

PROPOSALS:

1)     Election of Trustees:

NOMINEES:	FOR	WITHHOLD

(01) Elizabeth P. Kessler	☐	☐

(02) Thomas E. Line	☐	☐

(03) D’Ray Moore Rice	☐	☐

(04) George A. Skestos	☐	☐

(05) Peter E. Sundman	☐	☐

2)     To approve the reclassification of the Diamond Hill Select Fund from a diversified fund to a non-diversified fund.

FOR	AGAINST	ABSTAIN

☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.  WE URGE YOU TO VOTE PROMPTLY.

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated. Thank you for voting.

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD

DIAMOND HILL FUNDS
DIAMOND HILL LONG-SHORT FUND
PROXY IN CONNECTION WITH THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 5, 2012

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gray Young and Karen Colvin proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Diamond Hill Funds (the “Trust”) to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on November 5, 2012 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest (“Shares”) on the proposals set forth on the reverse regarding: (i) the election of five trustees to the Board of Trustees and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature	Date

Joint Owner Signature	Date

Title if a corporation, partnership or other entity

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us.  You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

DIAMOND HILL FUNDS

QUESTIONS ABOUT THIS PROXY?  Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1556. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.  We have retained AST Fund Solutions to assist our shareholders in the voting process.  If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please refer to the Proxy Statement for a discussion of the Proposal.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ☒

The Trust’s Board of Trustees recommends a vote “FOR” the proposal.

PROPOSAL:

1)     Election of Trustees:

NOMINEES:	FOR	WITHHOLD

(01) Elizabeth P. Kessler	☐	☐

(02) Thomas E. Line	☐	☐

(03) D’Ray Moore Rice	☐	☐

(04) George A. Skestos	☐	☐

(05) Peter E. Sundman	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.  WE URGE YOU TO VOTE PROMPTLY.

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated. Thank you for voting.

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD

DIAMOND HILL FUNDS
DIAMOND HILL RESEARCH OPPORTUNITIES FUND
PROXY IN CONNECTION WITH THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 5, 2012

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gray Young and Karen Colvin proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Diamond Hill Funds (the “Trust”) to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on November 5, 2012 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest (“Shares”) on the proposals set forth on the reverse regarding: (i) the election of five trustees to the Board of Trustees and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature	Date

Joint Owner Signature	Date

Title if a corporation, partnership or other entity

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us.  You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

DIAMOND HILL FUNDS

QUESTIONS ABOUT THIS PROXY?  Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1556. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.  We have retained AST Fund Solutions to assist our shareholders in the voting process.  If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please refer to the Proxy Statement for a discussion of the Proposal.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ☒

The Trust’s Board of Trustees recommends a vote “FOR” the proposal.

PROPOSAL:

1)     Election of Trustees:

NOMINEES:	FOR	WITHHOLD

(01) Elizabeth P. Kessler	☐	☐

(02) Thomas E. Line	☐	☐

(03) D’Ray Moore Rice	☐	☐

(04) George A. Skestos	☐	☐

(05) Peter E. Sundman	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.  WE URGE YOU TO VOTE PROMPTLY.

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated. Thank you for voting.

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD

DIAMOND HILL FUNDS
DIAMOND HILL FINANCIAL LONG-SHORT FUND
PROXY IN CONNECTION WITH THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 5, 2012

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gray Young and Karen Colvin proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Diamond Hill Funds (the “Trust”) to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on November 5, 2012 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest (“Shares”) on the proposals set forth on the reverse regarding: (i) the election of five trustees to the Board of Trustees and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature	Date

Joint Owner Signature	Date

Title if a corporation, partnership or other entity

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us.  You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

DIAMOND HILL FUNDS

QUESTIONS ABOUT THIS PROXY?  Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1556. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.  We have retained AST Fund Solutions to assist our shareholders in the voting process.  If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please refer to the Proxy Statement for a discussion of the Proposal.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ☒

The Trust’s Board of Trustees recommends a vote “FOR” the proposal.

PROPOSAL:

1)     Election of Trustees:

NOMINEES:	FOR	WITHHOLD

(01) Elizabeth P. Kessler	☐	☐

(02) Thomas E. Line	☐	☐

(03) D’Ray Moore Rice	☐	☐

(04) George A. Skestos	☐	☐

(05) Peter E. Sundman	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.  WE URGE YOU TO VOTE PROMPTLY.

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated. Thank you for voting.

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD

DIAMOND HILL FUNDS
DIAMOND HILL STRATEGIC INCOME FUND
PROXY IN CONNECTION WITH THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 5, 2012

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Gray Young and Karen Colvin proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Diamond Hill Funds (the “Trust”) to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on November 5, 2012 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof, all shares of beneficial interest (“Shares”) on the proposals set forth on the reverse regarding: (i) the election of five trustees to the Board of Trustees and (ii) any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Shareholder Signature	Date

Joint Owner Signature	Date

Title if a corporation, partnership or other entity

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us.  You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

DIAMOND HILL FUNDS

QUESTIONS ABOUT THIS PROXY?  Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1556. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.  We have retained AST Fund Solutions to assist our shareholders in the voting process.  If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please refer to the Proxy Statement for a discussion of the Proposal.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: ☒

The Trust’s Board of Trustees recommends a vote “FOR” the proposal.

PROPOSAL:

1)     Election of Trustees:

NOMINEES:	FOR	WITHHOLD

(01) Elizabeth P. Kessler	☐	☐

(02) Thomas E. Line	☐	☐

(03) D’Ray Moore Rice	☐	☐

(04) George A. Skestos	☐	☐

(05) Peter E. Sundman	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.  WE URGE YOU TO VOTE PROMPTLY.

Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated. Thank you for voting.

TAG ID:	BAR CODE	CUSIP: 123456789